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                        AMENDMENT NO. 3 TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


                       MAGNESIUM CORPORATION OF AMERICA
                             238 North 2200 West
                         Salt Lake City, Utah  84116

                                                                 August 28, 1997

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036


Gentlemen:

     Congress Financial Corporation ("Lender") and Magnesium Corporation of America ("Borrower") have entered into certain financing arrangements pursuant to the Amended and Restated Loan Agreement and Security Agreement, dated as of August 4, 1993, between Lender and Borrower, as amended pursuant to Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated January 31, 1996 and Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated July 3, 1996 (as amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement and Lender is willing to agree to such amendments to the Loan Agreement, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing, and other good and valuable consideration, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. For purpose of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

     2. INDEBTEDNESS. Section 7.3 of the Loan Agreement is hereby amended by deleting Section 7.3 (1) thereof in its entirety and substituting the following therefor:

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          "(1) Indebtedness of Borrower to Renco Metals, outstanding as of the date hereof in the amount of $71,598,418.45, which Indebtedness is, in all respects, subject and subordinate in right of payment to the right of Lender to receive the prior indefeasible payment in full of all of the Obligations; PROVIDED, THAT, Borrower shall not make any payments in respect of such Indebtedness except to the extent permitted under Section 7.6"

     3. TRANSACTIONS WITH AFFILIATES. The proviso to Section 7.6(b) of the Loan Agreement is hereby amended by deleting the reference to "April 30, 1993" contained therein and substituting the following therefore: "July 3, 1996."

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the other financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         (a) No event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment).

         (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     5. CONDITIONS PRECEDENT. The effectiveness of the other terms and conditions contained herein shall be subject to the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower.

     6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or the other Financing Agreements are intended or implied and the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other financing Agreements, the terms of this Amendment shall control.

     7. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted



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and determined in accordance with the laws of the State of New York.

     8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

    10. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

    Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                          Very truly yours,

                                          MAGNESIUM CORPORATION OF AMERICA

                                          By:     /s/ Roger L. Fay
                                             -----------------------------
                                          Title:     Vice President
                                                --------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By:     /s/ Josephine Norris
    -------------------------------
Title:     1st Vice President
      -----------------------------



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